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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 31, 1996


                           SIRROM CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


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
                    Tennessee                                      0-25174                      62-1583116
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  (State or other jurisdiction of incorporation)          (Commission File Number)           (I.R.S. Employer
                                                                                            Identification No.)


   500 Church Street, Suite 200, Nashville, TN                                                     37219
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    (Address of principal executive offices)                                                     (Zip Code)

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      Registrant's telephone number, including area code:  (615) 256-0701


                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 2.          ACQUISITION OR DISPOSITION OF ASSETS.

         On August 31, 1996, Sirrom Capital Corporation ("Sirrom" or the "Company") completed its acquisition of Harris Williams & Co., L.P. ("Harris Williams"). Pursuant to the terms of an Acquisition Agreement (the "Acquisition Agreement"), Sirrom acquired Harris Williams through the purchase of the sole limited partnership interest of Harris Williams owned by Sirrom, Ltd. (the "Purchase") and the merger of Sirrom Capital Acquisition Corporation, a wholly-owned subsidiary of Sirrom, with Harris Williams & Co. ("HW Corp.") the sole general partner of Harris Williams (the "Merger"). In the Purchase and the Merger, Sirrom issued an aggregate 898,454 shares of Sirrom Common Stock to the holders of the respective Harris Williams partnership interests. John A. Morris, Jr., M.D., a director and beneficial owner of 19.9% of Sirrom, is a principal of Sirrom, Ltd. Dr. Morris received 170,706 shares of Sirrom Common Stock in connection with the Purchase.

         The terms and conditions of the acquisition of Harris Williams are more fully described in the Acquisition Agreement, which is incorporated by reference herein in its entirety.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         Certain of the financial statements and pro forma financial information required by this Item 7 were previously filed with the Securities and Exchange Commission in the Company's Registration Statement on Form N-2, as amended (Commission File No. 333-4023) dated June 11, 1996, and therefore, pursuant to general instruction B(3), need not be filed herewith.

    (a)  Financial Statements of Business Acquired:

                 Unaudited consolidated balance sheets of Harris Williams & Co. and Subsidiary as of June 30, 1996, and the related consolidated statements of income, stockholders' equity and cash flows for the six months ended June 30, 1995 and 1996. All other financial statements required by this Item 7(a) were previously filed with the Securities and Exchange Commission in the Company's Registration Statement Form N-2, as amended (Commission File No. 333-4023) dated June 11, 1996, and is incorporated by reference herein.

    (b)  Pro Forma Financial Information:

                 Introduction to unaudited pro forma condensed combined financial information; unaudited pro forma condensed combined balance sheet as of June 30, 1996; unaudited pro forma condensed combined statement of operations for the six months ended June 30, 1996; and notes to the unaudited pro forma condensed combined financial information. All other pro forma financial information required by
         Item 7(b) was previously filed with the Securities and Exchange Commission in the Company's Registration Statement on Form N-2, as amended (File No. 333-4023) dated June 11, 1996, and is incorporated by reference herein.





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(c) Exhibits:

    2.1  Acquisition Agreement by and among Sirrom Capital Corporation,
         Sirrom Capital Acquisition Corporation, Sirrom, Ltd., and Harris Williams & Co., dated May 16, 1996 (incorporated by reference to Exhibit K.9 to the Company's Form N-2, as amended (File No. 333-4023) dated June 11, 1996).

    4.1 Registration Rights Agreement among Sirrom Capital Corporation, Sirrom Ltd., Hiter Harris, Chris Williams, Dena Moore and Tiffany Armstrong, dated August 31, 1996.

    23.1 Consent of Arthur Andersen, LLP

    99.1 Unaudited consolidated balance sheets of Harris Williams & Co. and Subsidiary as of June 30, 1996 and the related consolidated statements of income, stockholders' equity and cash flows for the six months ended June 30, 1995 and 1996.

    99.2 Introduction to unaudited pro forma condensed combined financial information; unaudited pro forma condensed combined balance sheet as of June 30, 1996; unaudited pro forma condensed combined statement of operations for the six months ended June 30, 1996; and notes to the unaudited pro forma condensed combined financial information.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SIRROM CAPITAL CORPORATION


Date: September 13, 1996               By: /s/ Carl W. Stratton
                                           -------------------------------------
                                           Carl W. Stratton
                                           Chief Financial Officer










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                                 EXHIBIT INDEX



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NO.                                           EXHIBIT
- ---             ------------------------------------------------------------


2.1 Acquisition Agreement by and among Sirrom Capital Corporation, Sirrom Capital Acquisition Corporation, Sirrom, Ltd., and Harris Williams & Co., dated May 16, 1996 (incorporated by reference to Exhibit K.9 to the Company's Form N-2, as amended (File No. 333-4023) dated June 11, 1996).

4.1 Registration Rights Agreement among Sirrom Capital Corporation, Sirrom, Ltd., Hiter Harris, Chris Williams, Dena Moore and Tiffany Armstrong, dated August 31, 1996.

23.1            Consent of Arthur Andersen, LLP

99.1 Unaudited consolidated balance sheets of Harris Williams & Co. and Subsidiary as of June 30, 1996 and the related consolidated statements of income, stockholders' equity and cash flows for the six months ended June 30, 1995 and 1996.

99.2 Introduction to unaudited pro forma condensed combined financial information; unaudited pro forma condensed combined balance sheet as of June 30, 1996; unaudited pro forma condensed combined statement of operations for the six months ended June 30, 1996; and notes to the unaudited pro forma condensed combined financial information.
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